UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 13, 2004


           WASHINGTON                                   52-2219677
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 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
         incorporation)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         (a) On September 13, 2004, Superclick, Inc. issued a press release announcing its third quarter operating results and other information for the quarter ended July 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         In accordance with General Instruction B.2. for Form 8-K, the information contained in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be "filed" for purposes of
         Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and the exhibit hereto shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. Superclick, Inc. disclaims any intention or obligation to update or revise this information.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99.1       Press release of Superclick, Inc. dated
                            September 13, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Superclick, Inc.



Date: September 14, 2004                /s/ Claude E. Smith
                                        --------------------------------------
                                        Claude E. Smith
                                        Chief Financial Officer and Secretary
                                        (Principal Financial and Accounting
                                        Officer)




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                                  EXHIBIT INDEX

Exhibit 99.1      Press release of Superclick, Inc. dated September 13, 2004